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                                                                   Exhibit 10.21

                              FIRST AMENDMENT TO
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                             GTE NETWORK SERVICES
                                      AND
                       GTE GLOBAL NETWORKS INCORPORATED


         THIS FIRST AMENDMENT to the Master Services Agreement (the "Agreement") is executed by and between GTE Network Services, consisting of the GTE telephone operating companies listed in Attachment 1 ("GTE") and GTE Global Networks Incorporated ("GNI"). (GTE and GNI being referred to collectively as the "Parties".)

                                    RECITALS

WHEREAS, the purpose of this Amendment is to modify the Agreement between the parties finally executed on September 14, 1999 by modifying the termination provision thereof and by revising Exhibit B thereto, the Statement of Work (SOW) to (a) modify the termination provision, (b) include a table of metrics, and (c) adjust pricing.

WHEREAS, the Parties now wish to adopt the terms set forth below as an amendment to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises, provisions and covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Section 4.2 of the Agreement is deleted and replaced with the following:

                  Notwithstanding anything to the contrary contained in this Agreement, GTE may terminate this Agreement at the expiration of the then current term by providing notice to GNI at least ninety (90) calendar days prior to the expiration of such term. GNI may terminate this Agreement at any time by providing at least ninety (90) calendar days prior written notice of termination to GTE. Termination of the Agreement pursuant to this Section 4.2 shall not be effective as to work under any particular Statement of Work until the earlier of the expiration or termination of such Statement of Work


         2.       A new Section 3.13 is added to the SOW as follows:

                  "The NOC will use commercially reasonable efforts to adhere to the performance metrics set forth in the table of metrics attached hereto as Attachment C and incorporated herein by this reference. These metrics will be used as a method to build historical data. The parties recognize that attainment or non-attainment may be largely subjective. The parties will review and agree to the validity of data used to determine attainment. These metrics are not an unqualified (absolute) measurement or the sole measurement of performance. Attainment or non-attainment of such metrics shall not affect compensation due under this SOW."

                  Attachment 2 hereto, NOC Metrics, is added to the SOW as Attachment C thereto.

         3. Section 6.0 of the SOW is deleted and replaced with the following:

                  "6.0     Compensation


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                  GTE agrees to provide the Services to GNI at the following rates.

                  --------------------------------------------------------------
                  RECURRING COST                                    TOTAL
                  --------------------------------------------------------------
                  GNI NETWORK SUPPORT                         $499,910 PER MONTH
                  --------------------------------------------------------------

                  The labor charges represent the year to year recurring term charges of this SOW unless otherwise negotiated and agreed to by both parties.

                  Notwithstanding anything to the contrary contained in this SOW, Section 6.0, Compensation, is at all times subject to review and modification to conform with any applicable regulatory requirement."


         4. Section 8.1 of the SOW is deleted and replaced with the following:

                  "Notwithstanding any other provision of this SOW or the Agreement, this SOW is terminable by GNI on ninety (90) calendar days written notice to GTE."


         5. Except as specifically modified by this First Amendment, the Agreement shall remain in full force and effect.

         6. If any provision in the Agreement conflicts with this First Amendment, this First Amendment shall control.


                   THE REMAINDER OF THIS PAGE WAS NOT USED.
                  AMENDMENT CONTINUES ON THE SIGNATURE PAGE.


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

IN WITNESS WHEREOF, the Parties have executed this First Amendment to be effective on the last date shown below.


GTE Network Services                         GTE Global Networks Incorporated



By:                                          By:
       ____________________________________       ______________________________

Name:    Larry J. Sparrow                    By:
       ____________________________________       ______________________________

Title:   Vice President - Wholesale Markets  Title:
       ____________________________________       ______________________________

Date:                                        Date:
       ____________________________________       ______________________________




By:                                          By:
       __________________________________         ______________________________

Name:    Rosalynn Christian                  Name:  Ondrea Dae Hidley
       __________________________________         ______________________________

Title:   Assistant Secretary                 Title: Assistant Secretary
       __________________________________         ______________________________

Date:                                        Date:
       __________________________________         ______________________________


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                                 ATTACHMENT 1
                       GTE TELEPHONE OPERATING COMPANIES


GTE Alaska Incorporated
GTE Arkansas Incorporated
GTE California Incorporated
GTE Florida Incorporated
GTE Hawaiian Telephone Company Incorporated
GTE Midwest Incorporated
GTE North Incorporated
GTE Northwest Incorporated
GTE West Coast Incorporated
GTE South Incorporated
GTE Southwest Incorporated
Contel of Minnesota, Inc. d/b/a GTE Minnesota
Contel of the South, Inc. d/b/a GTE Systems of the South


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                           ATTACHMENT 2 TO AMENDMENT
                                 ATTACHMENT C
--------------------------------------------------------------------------------
                                  NOC Metrics
     Note: All agreed upon metrics will be calculated as monthly averages.
--------------------------------------------------------------------------------
1. NOC will troubleshoot and initiate corrective action regarding critical support system interruptions (those preventing performance of a function) within two (2) hours.
Comments:
System interruptions may involve processes and work groups beyond NOC control. NOC must have access to GNI Network.
--------------------------------------------------------------------------------
2. NOC will acknowledge and respond to network events within ten (10) minutes following event presentation from the network management system.
Comments:
Success in meeting this metric will be determined through a review of a representative number of trouble tickets compared to the system log.
--------------------------------------------------------------------------------
3. NOC will notify GNI management within fifteen (15) minutes of detecting a service-affecting event. Notification will be to the specific page list as defined by GNI according to severity.
Comments:
The NOC currently utilizes a GNI managed support system to deliver this service. We will continue to utilize this process for notification.
--------------------------------------------------------------------------------
4. NOC will update the Remedy event ticket on critical outages (affecting customers and requiring immediate attention and dedicated effort to resolve) at an interval no greater than thirty (30) minutes or upon receipt of information essential to the event.
Comments:
The current GNI process calls for updating trouble tickets based on the severity of the event and availability of essential information. We will continue this practice.
--------------------------------------------------------------------------------
5. NOC will escalate to 2nd level technical support no longer than thirty (30) minutes following receipt of a critical network event.
Comments:
The current GNI process calls for escalation into 2nd level support based on the severity of the event. We will continue this practice.
--------------------------------------------------------------------------------
6. NOC will identify customers impacted by a network event notify them within thirty (30) minutes.
Comments:
Source data will be resident in GNI's Remedy database.
--------------------------------------------------------------------------------
7. NOC will dispatch field personnel within thirty (30) minutes of detecting an event or receiving another indication of a network event.
Comments:
This timeframe is to allow for 1st and 2nd level support evaluation to determine need for dispatch.
--------------------------------------------------------------------------------
8. NOC will establish and staff a conference bridge within fifteen (15) minutes of detecting a service-affecting event (an event affecting network performance but not customers).
Comments:
Success in meeting this metric will be determined through a review of a sampling of trouble tickets.
--------------------------------------------------------------------------------
9. NOC will provide initial incident detail within forty eight (48) hours of the event for input to the GNI led Root Cause Analysis process.
--------------------------------------------------------------------------------


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